UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   November 29, 2010

Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens London, England W1J 5BQ

(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: 44 (0) 20 7659 4660 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01 Other Events
       Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Letter Regarding Unaudited Interim Information.
Updated Part I, "Item 1. Financial Statements" of our Quarterly Report on Form 10-Q for the period ended
June 30, 2010.
Updated Part I, "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our
     Quarterly Report on Form 10-Q for the period ended June 30, 2010.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events

    Ensco plc (the "Company," "Ensco," "we" or "us") is filing this Current Report on Form 8-K (the "Report") for the purpose of updating our Quarterly Report on Form 10-Q for the period ended June 30, 2010 filed with the Securities and Exchange Commission (the "SEC") on July 22, 2010 (the "Second Quarter Form 10-Q") to reclassify ENSCO 60 as discontinued operations and ENSCO 69 as continuing operations for all periods presented.

    Concurrently with this Report, we are filing (i) a Current Report on Form 8-K for the purpose of updating our Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 25, 2010, as updated by the Current Reports on Form 8-K dated June 8, 2010 and August 13, 2010 (collectively the "2009 Form 10-K"), and (ii) a Current Report on Form 8-K for the purpose of updating our Quarterly Report on Form 10-Q for the period ended March 31, 2010 filed with the SEC on April 22, 2010, as updated by the Current Report on Form 8-K dated August 13, 2010 (collectively the "First Quarter Form 10-Q"), to reclassify ENSCO 60 as discontinued operations and ENSCO 69 as continuing operations for all periods presented.

    In September 2010, we executed a Memorandum of Agreement (the “MOA”) to sell ENSCO 60 for $26.0 million. The MOA requires the sale to close in the near-term and based on the facts and circumstances and our conclusion that it was probable the sale of the rig would occur within one year, we classified ENSCO 60 as held-for-sale as of September 30, 2010. ENSCO 60 operating results were reclassified as discontinued operations in our condensed consolidated statements of income for the three-month and nine-month periods ended September 30, 2010 and 2009 in our Quarterly Report on Form 10-Q filed with the SEC on October 21, 2010 (the “Third Quarter Form 10-Q”).

    In August 2010, possession of ENSCO 69 was returned to Ensco by Petrosucre, a subsidiary of Petróleos de Venezuela S.A., the national oil company of Venezuela. Due to the return of ENSCO 69 and our ability to significantly influence the future operations of the rig and to incur significant future cash flows related to those operations until the pending insurance claim is resolved and possibly thereafter, ENSCO 69 operating results were reclassified as continuing operations in our condensed consolidated statements of income for the three-month and nine-month periods ended September 30, 2010 and 2009 in our Third Quarter Form 10-Q.

    Each Item updated in the Second Quarter Form 10-Q is filed as a separate exhibit to this Report. The specific disclosures updated within each Item are as follows:

•
The condensed consolidated statements of income for the three-month and six-month periods ended June 30, 2010 and 2009 and the condensed consolidated statements of cash flows for the six-month periods ended June 30, 2010 and 2009, included in Part I, "Item 1. Financial Statements" of our Second Quarter Form 10-Q (filed as Exhibit 99.1 hereto);

•
Note 2, Note 11 and Note 13 to our condensed consolidated financial statements as of and for the three-month and six-month periods ended June 30, 2010 and 2009, included in Part I, "Item 1. Financial Statements" of our Second Quarter Form 10-Q (filed as Exhibit 99.1 hereto); and

•
The Results of Operations and Liquidity and Capital Resources Sections, included in Part I, "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Second Quarter Form 10-Q (filed as Exhibit 99.2 hereto).

    This filing includes updates only to the portions of  Item 1 and Item 2 of the Second Quarter Form 10-Q that specifically relate to the reclassification of ENSCO 60 as discontinued operations and ENSCO 69 as continuing operations and does not otherwise modify or update any other disclosures set forth in the Second Quarter Form 10-Q. The revised Items included in this Report have not been updated for any events or circumstances occurring or existing after the date the Second Quarter Form 10-Q was originally filed, except for the reclassification of ENSCO 60 as discontinued operations and ENSCO 69 as continuing operations.  More current information related to ENSCO 60 and ENSCO 69 is contained in the Third Quarter Form 10-Q. This Report should be read in conjunction with the 2009 Form 10-K, First Quarter Form 10-Q, Second Quarter Form 10-Q, Third Quarter Form 10-Q and our other reports on Form 8-K filed during 2010.

FORWARD-LOOKING STATEMENTS

    This Report contains forward-looking statements that are subject to a number of risks and uncertainties and are based on information as of the date of this Report. We assume no obligation to update these statements based on information after the date of this Report.

    Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "could," "may," "might," "should," "will" and words and phrases of similar import.  The forward-looking statements include, but are not limited to, statements about our intention to explore alternatives to keep our rigs operating, high-grading the rig fleet by investing in new equipment and divesting selected assets, potential utilization of ENSCO 69 and contemplated sale of ENSCO 60.  The forward-looking statements also include statements regarding future operations, market conditions, cash generation, the impact of the BP Macondo well incident in the U.S. Gulf of Mexico, contributions from our ultra-deepwater semisubmersible rig fleet expansion program, expense management, industry trends or conditions and the overall business environment; statements regarding future levels of, or trends in, utilization, day rates, revenues, operating expenses, contract term, contract backlog, capital expenditures, insurance, financing and funding; statements regarding future rig construction (including construction in progress and completion thereof), enhancement, upgrade or repair and timing thereof; statements regarding future delivery, mobilization, contract commencement, relocation or other movement of rigs and timing thereof; statements regarding future availability or suitability of rigs and the timing thereof; and statements regarding the likely outcome of litigation, legal proceedings, investigations or insurance or other claims and the timing thereof.

    Forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including:

•
changes in U.S. or non-U.S. laws, including tax laws, that could effectively reduce or eliminate the benefits we expect to achieve from the December 2009 reorganization of the Company's corporate structure (the "redomestication") or regulatory or legislative activity that would impact U.S. Gulf of Mexico operations, potentially resulting in a force majeure situation,

•	an inability to realize expected benefits from the redomestication,
•	the ultimate resolution of the ENSCO 69 pending litigation, arbitration and related package policy political risk insurance recovery,
•
renegotiation, nullification, cancellation or breach of contracts or letters of intent with customers or other parties, including failure to negotiate definitive contracts following announcements or receipt of letters of intent and failure to consummate the contemplated sale of ENSCO 60,

•
the impact of the BP Macondo well incident in the U.S. Gulf of Mexico upon future deepwater and other offshore drilling operations in general, and as respects current and future actual or de facto drilling permit and operations delays, moratoria or suspensions, new and future regulatory, legislative or permitting requirements (including requirements related to equipment and operations), future lease sales and other governmental activities that may impact deepwater and other offshore operations in the U.S. Gulf of Mexico in general, and our existing drilling contracts for ENSCO 8500, ENSCO 8501, ENSCO 8502, ENSCO 8503 and our U.S. Gulf of Mexico jackup rigs in particular,

•	industry conditions and competition, including changes in rig supply and demand or new technology,
•	risks associated with the global economy and its impact on capital markets and liquidity,
•	prices of oil and natural gas and their impact upon future levels of drilling activity and expenditures,

•	worldwide expenditures for oil and natural gas drilling,
•	further declines in drilling activity, which may cause us to idle or stack additional rigs,
•	excess rig availability or supply resulting from delivery of newbuild drilling rigs,
•	concentration of our rig fleet in premium jackups,
•	concentration of our active ultra-deepwater semisubmersible drilling rigs in the U.S. Gulf of Mexico,
•	cyclical nature of the industry,
•	risks associated with offshore rig operations or rig relocations,
•	inability to collect receivables,
•	availability of transport vessels to relocate rigs,

•
changes in the timing of revenue recognition resulting from the deferral of certain revenues for mobilization of our drilling rigs, time waiting on weather or time in shipyards, which are recognized over the contract term upon commencement of drilling operations,

•	operational risks, including excessive unplanned downtime due to rig or equipment failure, damage or repair in general and hazards created by severe storms and hurricanes in particular,
•	changes in the dates our rigs will enter a shipyard, be delivered, return to service or enter service,
•
risks inherent to shipyard rig construction, repair or enhancement, including risks associated with concentration of our remaining three ENSCO 8500 Series® rig construction contracts in a single shipyard in Singapore, unexpected delays in equipment delivery and engineering or design issues following shipyard delivery,

•	changes in the dates new contracts actually commence,
•
environmental or other liabilities, risks or losses, whether related to hurricane damage, losses or liabilities (including wreckage or debris removal) in the Gulf of Mexico or otherwise, that may arise in the future which are not covered by insurance or indemnity in whole or in part,

•	limited availability or high cost of insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or associated removal of wreckage or debris,

•	self-imposed or regulatory limitations on drilling locations in the Gulf of Mexico during hurricane season,
•
impact of current and future government laws and regulation affecting the oil and gas industry in general and our operations in particular, including taxation, as well as repeal or modification of same,

•	our ability to attract and retain skilled personnel,
•	governmental action and political and economic uncertainties, which may result in expropriation, nationalization, confiscation or deprivation of our assets or create a force majeure situation,
•	terrorism or military action impacting our operations, assets or financial performance,
•	outcome of litigation, legal proceedings, investigations or insurance or other claims,
•	adverse changes in foreign currency exchange rates, including their impact on the fair value measurement of our derivative instruments,
•	potential long-lived asset or goodwill impairments,
•	potential reduction in fair value of our auction rate securities and the ultimate resolution of our pending arbitration proceedings.

    Moreover, the United States Congress, the Internal Revenue Service, the United Kingdom Parliament or Her Majesty's Revenue and Customs may enact new statutory or regulatory provisions that could adversely affect our status as a non-U.S. corporation or otherwise adversely affect our anticipated consolidated effective income tax rate. Retroactive statutory or regulatory actions have occurred in the past, and there can be no assurance that any such provisions, if enacted or promulgated, would not have retroactive application.

    In addition to the numerous factors described above, you should carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of the 2009 Form 10-K. You should also carefully read and consider "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part I and "Item 1A. Risk Factors" in Part II of the First Quarter Form 10-Q, Third Quarter Form 10-Q and this Report.

Item 9.01  Financial Statements and Exhibits

        (d)  Exhibits

Exhibit No.	Description

15.1	Letter Regarding Unaudited Interim Information.

99.1	Updated Part I, "Item 1. Financial Statements" of our Quarterly Report on Form 10-Q for the period ended June 30, 2010.

99.2	Updated Part I, "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Quarterly Report on Form 10-Q for the period ended June 30, 2010.

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XBRL Instance Document

XBRL Taxonomy Extension Schema

XBRL Taxonomy Extension Calculation Linkbase

XBRL Taxonomy Extension Definition Linkbase

XBRL Taxonomy Extension Label Linkbase

XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: November 29, 2010	/s/ DAVID A. ARMOUR David A. Armour Vice President - Finance

/s/ DOUGLAS J. MANKO Douglas J. Manko Controller and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

15.1	Letter Regarding Unaudited Interim Information.

99.1	Updated Part I, "Item 1. Financial Statements" of our Quarterly Report on Form 10-Q for the period ended June 30, 2010.

99.2	Updated Part I, "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Quarterly Report on Form 10-Q for the period ended June 30, 2010.
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XBRL Instance Document

XBRL Taxonomy Extension Schema

XBRL Taxonomy Extension Calculation Linkbase

XBRL Taxonomy Extension Definition Linkbase

XBRL Taxonomy Extension Label Linkbase

XBRL Taxonomy Extension Presentation Linkbase

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